LOSS PER SHARE	3 Months Ended
Mar. 31, 2026
Basic earnings per share [abstract]
LOSS PER SHARE	LOSS PER SHARE
The basic income or loss per share is calculated by dividing net income or loss attributable to ordinary equity holders of the parent by the weighted average ordinary shares outstanding. The diluted loss per share equals the basic loss per share amounts presented for the three months ended March 31, 2026 and 2025, as the impact of the outstanding share options and RSUs had an anti-dilutive effect on the basic loss per share amounts presented.
The calculations of basic and diluted loss per share are based on:

	Three months ended March 31,
(Dollars in millions, except per share data)	2026	2025
Net loss	$(54.3)	$(101.0)

Weighted average shares outstanding:
Basic	370.2	367.5
Diluted	370.2	367.5

Loss per share:
Basic	$(0.15)	$(0.27)
Diluted	$(0.15)	$(0.27)